SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Board of Governors Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 240.14a-12


                              PACIFIC STATE BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:

           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:

           _____________________________________________________________________

     (5)   Total fee paid:

           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:______________________________________________
     (2)   Form, Schedule or Registration Statement No.:________________________
     (3)   Filing Party:________________________________________________________
     (4)   Date Filed:__________________________________________________________

           Explanatory Note:   Pacific State Bancorp is filing this Amendment
           No. 1 (the "Correct Proxy Statement") to correct a filing error with respect to the Proxy Statement filed on April 5, 2004, with the Commission (the "Proxy Statement"). After the filing of the Proxy Statement, the Company discovered that, by inadvertence due in part to computer malfunction, the wrong electronic file (consisting substantially of a copy of the Company's definitive proxy statement for the previous year) was sent to the Company's third party filing service for Edgarizing and was subsequently filed with the Commission. At the same time, the Correct Proxy Statement was being mailed to the Company's stockholders. By this filing, the Company is not revising or amending the Proxy Statement, but is substituting the Correct Proxy Statement in its place. The Company regrets any confusion that may be caused to users of the EDGAR system by this error.

                              PACIFIC STATE BANCORP
                               1899 W. March Lane
                           Stockton, California 95207

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN TO SHAREHOLDERS that the 2004 Annual Meeting of Shareholders of Pacific State Bancorp ("Bancorp") will be held Thursday, May 13, 2004, at the main office of Pacific State Bank, 6 South El Dorado, Stockton, California, at 4:30 p.m. for the following purposes:

         1. To elect ten (10) directors of Bancorp for the ensuing year. See "PROPOSAL ONE: ELECTION OF DIRECTORS."

         2. To transact any other business which may properly come before the Annual Meeting and any postponement or adjournment thereof.

         Section 16 of the By-Laws of Bancorp provides for the nomination of Directors in the following manner:

         "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-Laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on March 15, 2004, will be entitled to notice of and to vote at the Annual Meeting.


Dated: April 5, 2004                   By Order of the Board of Directors


                                       Steven J. Kikuchi, Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                       Mailed to shareholders on
                                                          or about April 5, 2004

                              PACIFIC STATE BANCORP
                                 PROXY STATEMENT

                               1889 W. March Lane
                           Stockton, California 95207
                            Telephone (209) 870-3200

                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished to solicit proxies for use at the 2004 Annual Meeting of Shareholders (the "Meeting") of Pacific State Bancorp ("Bancorp"), to be held Thursday, May 13, 2004, at 4:30 p.m. at 6 South El Dorado, Stockton, California, and at any and all adjournments thereof.

Revocability of Proxies

         A form of proxy for voting your shares at the Meeting is enclosed. If you execute and deliver this proxy, you will still have the right to and may revoke it at any time before it is exercised by filing with the Secretary of Bancorp a written revocation or a duly executed proxy bearing a later date. In addition, you may revoke your proxy by attending the Meeting and voting in person.

         Subject to your revocation, all shares represented by your properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with your instructions specified on the proxy. UNLESS YOU OTHERWISE DIRECT IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

         The Board of Directors of Bancorp is making this solicitation. All associated expenses will be borne by Bancorp. Proxies will be solicited principally by mail, but officers, directors, and employees of Bancorp may solicit proxies personally or by telephone, without receiving special compensation for such activities. Bancorp will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Bancorp is held of record by such entities. In addition, Bancorp may employ others to solicit proxies if management deems it advisable.

Voting Securities

         Bancorp is authorized to issue 24,000,000 shares of Common Stock, no par value, of which 1,700,301 shares were issued and outstanding as of March 15, 2004 (the "Record Date"). All common shares are voting shares, but only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting and at any and all postponements or adjournments of it. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business.

         Each common share is entitled to one vote at the Meeting, except in the election of directors, in which case California law permits a shareholder or the shareholder's proxy holder to cumulate votes. Cumulation of votes means that each shareholder has a number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and that a shareholder may cumulate such votes for a single candidate or distribute them among as many candidates as the shareholder deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder (or another shareholder) has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given discretionary authority to cumulate votes represented by shares for which they are named in the proxy.

         In an election of directors, California law provides that the nominees receiving the highest number of affirmative votes of the shares entitled to vote for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld have no effect.

                             PRINCIPAL SHAREHOLDERS

         Except as listed in the table below. management of Bancorp does not know of any person who owned, as of the Record Date, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Common Stock of Bancorp.

================================= ====================================== ===========================
                                      Amount and Nature of Beneficial
  Name and Address                             Ownership(1)                Percentage of Ownership
================================= ====================================== ===========================
Maxwell M. Freeman                               153,000                            8.99%
1818 Grand Canal Boulevard
Stockton, CA 95207
--------------------------------- -------------------------------------- ---------------------------
Hot Creek Capital, L.L.C.                        144,796                            8.51%
144 Summit Ridge Way
Gardnerville, Nevada 89410-3178
--------------------------------- -------------------------------------- ---------------------------
Harold Hand, M.D.                                137,704                            8.09%
36 W. Yokuts, Suite 2
Stockton, CA 95207
--------------------------------- -------------------------------------- ---------------------------
Steven A. Rosso                                  141,842                            8.34%
1889 W. March Lane
Stockton, CA 95207
================================= ====================================== ===========================

(1) The first number in this column indicates the total number of shares beneficially owned, including (if specified by the number in parenthesis) the numbers of shares which could be acquired by options exercisable within 60 days of the Record Date.


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         The Bylaws of Bancorp fix the number of directors of Bancorp within the range of nine and seventeen; the exact number is set at ten (10) until changed by resolution of the Board of Directors or Bylaw amendment duly adopted by Bancorp's shareholders or the Board of Directors.

Information Concerning Directors

         The table below provides information concerning the nominees of the Board of Directors for election as directors of Bancorp. The persons named are all current members of the Board of Directors, and will be nominated for election as directors at the Meeting, to serve until the 2005 annual meeting of shareholders and until their successors are elected and have qualified.

         Unless otherwise directed, the proxy holders will cast votes so as to effect, if possible, the election of the ten nominees. The ten nominees receiving the most votes will be elected. If any nominee is unable to serve as a director, the proxy will be voted to elect a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Additional nominations may only be made by complying with the nomination procedures that are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.


=================================== ======== =========== ===================================================
                                              Director
Name                                  Age      Since     Principal Occupation
=================================== ======== =========== ===================================================
Michael L. Dalton, C.P.A.             57       1987      Certified Public Accountant, Certified Financial
                                                         Planner and Registered Investment Adviser.
----------------------------------- -------- ----------- ---------------------------------------------------
Maxwell M. Freeman                                       Attorney - Freeman, D'Aiuto, Pierce & Gurev,
                                      66       2000      Stockton, California
----------------------------------- -------- ----------- ---------------------------------------------------
Harold Hand, M.D.                     66       1987      Physician practicing ophthalmology. Owner and
                                                         operator of the Advanced Vision Institute, Inc.
                                                         Staff member of Dameron Hospital and St. Joseph's
                                                         Hospital of Stockton.
----------------------------------- -------- ----------- ---------------------------------------------------
Patricia A. Hatton, M.D               54       1988      Physician practicing obstetrics and gynecology.
----------------------------------- -------- ----------- ---------------------------------------------------
Steven J. Kikuchi                     46       1987      Registered landscape architect, contractor and
                                                         certified nurseryman.
----------------------------------- -------- ----------- ---------------------------------------------------
Yoshikazu Mataga                      61       1987      Owner and operator of Tracy Pontiac-Cadillac and
                                                         GMC Truck and Stockton Cadillac-Oldsmobile and
                                                         GMC dealerships.
----------------------------------- -------- ----------- ---------------------------------------------------
Steven A. Rosso                       49       1990      President and Chief Executive Officer of Bancorp.
----------------------------------- -------- ----------- ---------------------------------------------------
Gary A. Stewart                       54       1998      Executive Vice President and Chief Credit Officer
                                                         of Bancorp
----------------------------------- -------- ----------- ---------------------------------------------------
Kathleen M. Verner                    61       1988      Co-owner and Vice President of Verner
                                                         Construction Company (residential and commercial
                                                         development firm).
----------------------------------- -------- ----------- ---------------------------------------------------
Philip B. Wallace                     86       1987      Chairman of Western Empire Management Company.
=================================== ======== =========== ===================================================

Stock Ownership of Management

         The following table lists, as of the Record Date, the number and percentage of shares of Common Stock beneficially owned by each nominee and by the directors and principal officers of Bancorp as a group. The table does not include 42,786 shares held beneficially by Bancorp officers as administrators of the Pacific State Bank Retirement 401(k) Plan.


============================= =============================================== ==============
                                                                                Percent of
Beneficial Owner                Amount and Nature of Beneficial Ownership(1)      Class
============================= =============================================== ==============
Michael L. Dalton                            57,600(5,750)                960      3.38%
----------------------------- ------------------------------------ ---------- --------------
Maxwell M. Freeman                          153,000                                8.99%
----------------------------- ------------------------------------ ---------- --------------
Harold Hand, M.D.                           137,704                      9840      8.09%
----------------------------- ------------------------------------ ---------- --------------
Patricia A. Hatton, M.D.                     66,760                    14,308      3.92%
----------------------------- ------------------------------------ ---------- --------------
Steven J. Kikuchi                            39,438                        --      2.31%
----------------------------- ------------------------------------ ---------- --------------
Yoshikazu Mataga                             48,634                        --      2.86%
----------------------------- ------------------------------------ ---------- --------------
Steven A. Rosso                             141,842                     2,604      8.32%
----------------------------- ------------------------------------ ---------- --------------
Gary A. Stewart                              28,012 (13,400)               --      1.64%
----------------------------- ------------------------------------ ---------- --------------
Kathleen M. Verner                           69,020                        --      4.05%
----------------------------- ------------------------------------ ---------- --------------
Philip B. Wallace                            77,736                        --      4.57%
----------------------------- ------------------------------------ ---------- --------------
All directors, nominees and                 819,746 (19,150)           27,712     48.21%
principal officers as a group
(11 in all) (2)
============================= =============================================== ==============

(1) The first number in the first subcolumn indicates the total number of shares beneficially owned, including (as specified by the number in the parenthesis) the number of shares that could be acquired pursuant to stock options exercisable within 60 days of the Record Date. Numbers in the second subcolumn indicate the number of shares (out of the total number of shares beneficially owned) as to which the person or group shares voting and/or investment power.
(2) Principal officers included are the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Vice President and Chief Financial Officer.

Options Outstanding and Available for Issuance at Year-End

         The following table provides information as of December 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance under the Company's 1997 Stock Option Plan.

----------------------------- -------------------------- --------------------- ------------------------------------
       Plan category           Number of securities to     Weighted-average       Number of securities remaining
                               be issued upon exercise    exercise price of     available for future issuance under
                               of outstanding options,       outstanding       equity compensation plans (excluding
                                 warrants and rights      options, warrants     securities reflected in column (a))
                                                              and rights

                                         (a)                     (b)                            (c)
----------------------------- -------------------------- --------------------- ------------------------------------
 Equity compensation plans             499,958                  $9.66                           952
approved by security holders
----------------------------- -------------------------- --------------------- ------------------------------------
 Equity compensation plans               NA                       NA                             NA
  not approved by security
          holders
----------------------------- -------------------------- --------------------- ------------------------------------
         Total                         499,958                  $9.66                           952
----------------------------- -------------------------- --------------------- ------------------------------------

The Board of Directors and Committees

         Bancorp's Board of Directors held 14 meetings during 2003. In addition to meeting as a group to review Bancorp's business, members of the board of directors served on certain standing committees. During 2003, no nominee for director of Bancorp attended less than 75% of the aggregate of the number of meetings held by the board of directors and of all committee meetings on which he or she served.

         The Personnel Committee held 3 meetings during 2003. Its members include Dr. Harold Hand, Michael L. Dalton, Steven Kikuchi, Steven A. Rosso and Kathleen M. Verner. The Personnel Committee is responsible for determining and/or recommending to the Board the compensation of officers of Bancorp.

Nominating Procedures and Policies

         Bancorp has no standing nominating committee, and the full board of directors meets annually as a nominating committee to discuss nominations for the board of directors. The board accordingly has no written document or charter to guide its procedures or deliberations in this matter. A majority of the members of the board are "independent" within the meaning of the Marketplace Rule 4200(A)(15) of the NASD, including Michael L. Dalton, Harold Hand, Patricia Hatton, Yosh Mataga, Kathleen Verner and Philip Wallace. Under this definition, an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Types of persons deemed not to be independent include (but are not limited to) employees of Bancorp or the Bank; persons (or their family members or affiliate entities) compensated for services other than as a director; and persons (or their family members) who are partners or employees of Bancorp's independent auditors.

         Bancorp's bylaws prescribe the procedures for direct shareholder nominations of directors. These procedures are reprinted in the Notice of Annual Meeting that accompanies this proxy statement. In his discretion, the chairman of the Annual Meeting may disregard nominations not made in accordance with these procedures and instruct the inspector of elections to disregard all votes cast for such nominees. As a matter of policy, the board of directors will consider for inclusion in Bancorp's proxy statement nominees made in accordance with these procedures and submitted to Bancorp on or before the deadline specified for inclusion of shareholder proposals. For purposes of the 2005 Annual Meeting, that date will be December 7, 2004.

         The board of directors identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining new perspectives. Should any member of the board not wish to continue in service, or if the board should decide not to re-nominate a member for re-election, or if the size of the board were increased, the board would solicit suggestions for director candidates from all board members. The board would seek to identify candidates who at a minimum possess the following characteristics:

     o High personal and professional ethics and integrity, and values compatible with those of Bancorp.
     o Success in a business or occupation relevant to the business or operations of Bancorp and the Bank.
     o   Good business judgment.
     o Willingness and ability to devote the necessary time to the work of the board and its committees.
     o Familiarity with the communities in which the Bank operates and active engagement in community activities.
     o No activities or interests that could create a conflict with responsibilities to Bancorp and its stockholders.
     o Capacity and desire to represent the balanced, best interests of the stockholders of Bancorp as a group, and not primarily a special interest group or constituency.

Shareholder Communications

         Any shareholder who wishes to communicate with the board or with any committee or individual member may write to the President and Chief Executive Officer at 1899 W. March Lane, Stockton, California 95207, Attention: Board Administration. The letter should indicate that the author is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o Forward the communication to the board or the director or committee to whom it is addressed;
     o Attempt to handle the inquiry directly, for example, if it is a request for information about Bancorp or concerns a stock-related matter; or
     o Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, is hostile, threatening, illegal or otherwise inappropriate, or is otherwise unrelated to the activities, functions and responsibilities of the board.

Attendance at Annual Meetings

         All of the Company's directors are expected and encouraged to attend annual meetings to the extent possible consistent with their other obligations. All of the directors attended the 2003 Annual Meeting.

                             AUDIT COMMITTEE REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF BANCORP'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee held 4 meetings during 2003. The Audit Committee consists of the following members of Bancorp's Board of Directors: Michael A. Dalton, Chairman, Dr. Harold Hand, Steven Kikuchi and Yoshikazu Mataga. Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards, and each member of the committee is free of any relationship that, in the opinion of the Board of Directors, would interfere with his individual exercise of independent judgment. The Board has not adopted a written charter to govern the Committee's operations.

         The Committee's responsibilities include providing advice with respect to Bancorp's financial matters and assisting the Board of Directors in discharging its responsibilities regarding corporate accounting. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor Bancorp's financial reporting process and internal control system;
(2) review and evaluate the audit efforts of Bancorp's independent accountants and internal auditor; (3) evaluate Bancorp's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the internal auditor and the Board of Directors.

         The Committee has reviewed and discussed the audited financial statements of Bancorp for the fiscal year ended December 31, 2003 with Bancorp's management. The Committee has discussed with Perry-Smith LLP, Bancorp's independent public accountants ("Perry-Smith"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that Bancorp's audited financial statements be included in Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by:

Michael A. Dalton, Chairman
Dr. Harold Hand
Steven Kikuchi
Yoshikazu Mataga

                      COMPENSATION AND CERTAIN TRANSACTIONS

Summary Compensation Table

         The following table lists the compensation of executive officers of Bancorp who received, during any of the periods indicated, annual salary and bonus exceeding $100,000.

================================================================================================================
                            Annual Compensation
                            -------------------                              Other Annual        All Other
                            Year        Salary              Bonus            Compensation        Compensation(2)
                            ----       --------           ---------          ------------        ---------------
Steven A. Rosso             2003       $174,750           $     -0-             (1)              $  16,830
                            2002       $162,203           $   9,333             (1)              $   8,343
                            2001       $142,667           $  16,000             (1)              $   9,439
================================================================================================================

================================================================================================================
                            Annual Compensation
                            -------------------                              Other Annual        All Other
                            Year        Salary              Bonus            Compensation        Compensation(2)
                            ----       --------           ---------          ------------        ---------------
Gary A. Stewart             2003       $117,500           $   1,000             (1)              $   7,919
                            2002       $114,179           $     -0-             (1)              $   5,747
                            2001       $106,527           $  10,000             (1)              $   7,333
================================================================================================================

(1) Includes calculated value of personal use of bank automobile and personal benefit derived from club memberships. The total dollar value of such benefits to Mr. Rosso and Mr. Stewart did not exceed ten percent of the reported annual salary in any one year.

(2)  Includes matching contributions to Bancorp's Retirement Plan.

         Mr. Rosso currently serves under an employment agreement dated October 26, 1999, at an annual salary of $129,000 (plus a minimum of $5,000 which must be deferred), for a term extending through September 1, 2005. The agreement also provides for five weeks annual vacation (non-use of which may not be carried over), use of a Bank automobile, and payment by Bancorp of various service and social club memberships. Mr. Rosso's employment may be terminated at will by Bancorp, in which case he is entitled to severance pay equal to one year's annual salary, continuation of all health and welfare benefits for a period of one year following termination, and distribution of all deferred salary items within six months of termination. The agreement provides for payments in the event of disability and for the payment of incentive compensation as determined in the discretion of the Board of Directors. In the event of a change of control of Bancorp in which Bancorp is not the surviving corporation, and provided Mr. Rosso does not assume the post of president and chief executive office of the new or reorganized entity, the employment agreement terminates, Mr. Rosso's outstanding options to purchase shares of common stock of Bancorp become fully exercisable, and Mr. Rosso is entitled to be paid one year's salary upon the closing of the sale or transfer of control of Bancorp. Also in the event of a sale of control of Bancorp, Bancorp is required by the agreement to create a pool equal to five percent of the total sale price of Bancorp in excess of book value and consisting of cash or stock of the acquiring entity, to be distributed among Bancorp's senior management with not less than 60% of the pool to be distributed to Mr. Rosso. Disputes under the agreement are required to be arbitrated under the California Arbitration Act, with the cost of arbitration to be apportioned as the arbitrators shall decide.

Salary Continuation Agreements

         In order to provide long-term incentive to selected senior executive officers, effective September 30, 2003, the Bank entered into Executive Salary Continuation Agreements (each an "SCA") with six current senior executive officers of the Company, including the two named executive officers listed on the Summary Compensation Table.

         Benefits payable under the SCAs are intended by the Bank to be funded by single-premium life insurance policies that were purchased in connection with entering into the SCAs and of which the Bank is the owner and beneficiary. The cash surrender value of those policies was $4,000,000 at December 31, 2003. Notwithstanding the existence of such policies of insurance, however, the SCAs create no rights or interests in the property or assets of the Bank, the sole obligation of the Bank under the SCAs is an unfunded and unsecured promise to pay money in the future, and the status of any person who may assert a claim pursuant to an SCA is that of an unsecured general creditor of the Bank.

         Generally, each SCA provides the named executive officer with a specified annual money benefit (the "Annual Benefit") payable to the executive or to his named beneficiary or surviving spouse or estate, in that order, for a period of up to 20 years following the executive's retirement upon or after a specified retirement age. If the executive should die or become disabled prior to such specified retirement age, a percentage of the Annual Benefit (on a sliding upward scale depending upon the number of years which elapse between execution of the SCA and the executive's early death or disability) would be payable.

         No Annual Benefit is payable if the executive's employment is terminated for cause or the executive voluntarily terminates his employment with the Company prior to his specified retirement age, but the full Annual Benefit is payable if the executive's employment with the Company is terminated by the Company without cause or in connection with a change in control of the Company. The amount of the Annual Benefit also is subject to reduction if in any year it exceeds the compensation expense which (with respect to the payment of such Annual Benefit) the Company may deduct under the Internal Revenue Code of 1986, as amended (the "Code"), or if any portion of the Annual Benefit not waived by the executive constitutes an "excess parachute" payment under the Code.

         Subject to such contingencies, the following table sets forth information regarding benefits payable under the SCAs which are currently in effect between the Company and the executive officers named in the Summary Compensation Table:

----------------------- ----------- ------------------ -------------------- --------------
         Name             Annual      Years Required        Year Annual        Retirement
                          Benefit    For Full Benefit    Benefit Commences        Age
----------------------- ----------- ------------------ -------------------- --------------

Steven A. Rosso           $ 134,587         10             September 2019          65
----------------------- ----------- ------------------ -------------------- --------------
Gary A. Stewart           $  93,253         10             September 2015          65
----------------------- ----------- ------------------ -------------------- --------------


Stock Option Plans

         As of December 31, 2003, options for a total of 499,958 shares granted to employees, officers and directors of Bancorp were outstanding under the Bancorp's 1997 Stock Option Plan. As of March 31, 2004, options included in this total had been exercised for 12,716 shares. The number of shares currently reserved for issuance of additional options under the 1997 plan is 952.

         Please see the tables below for information concerning options held as of December 31, 2003, or exercised during 2003 by the executive officers named in the Summary Compensation Table above and for options granted to these officers during 2003.

Option Exercises and Year-End Values for 2003

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, the estimated value of options exercised during 2002, and the estimated 2002 year-end value of all unexercised in-the-money options held by such executive officers.


======================= ============= ===========  ============================ ============================
                                                            Number of                    Value of
                                                      Securities Underlying             Unexercised
                           Shares                          Unexercised                 In-the-Money
                        Acquired on     Value            Options (FY-End)            Options (FY-End)
Name                      Exercise    Realized(1)   (Exercisable/Unexercisable)  (Exercisable/Unexercisable)
======================= ============= ===========  ============================ ============================
Steven A. Rosso             34,972     $ 195,483          6,848/ 55,000              $ 94,400/$63,250

Gary A. Stewart              1,500     $  15,450         13,200/ 61,355              $151,825/$90,200
======================= ============= ===========  ============================ ============================

(1) Represents the difference between the market value and the exercise price of the shares acquired by exercise.


Option Grants in Last Fiscal Year

======================= ============ ============= =========  =============  ========================
                                      % of Total                               Potential Realizable
                          Number of    Options                                   Value at Assumed
                         Securities   Granted to    Exercise                  Annual Rates of Stock
                         Underlying   Employees      Price                    Price Appreciation for
                           Options    in Fiscal       Per      Expiration          Option Term
Name                       Granted       Year        Share)       Date            5%         10%
----------------------- ------------ ------------- ---------  -------------  ----------- ------------
Steven A. Rosso            55,000         28%         $15.00     10/16/13       $89,590    $142,656
Gary A. Stewart            40,000         21%         $15.00     10/16/13       $65,156    $103,750
======================= ============ ============= =========  =============  ========================

Retirement Plan

         The Pacific State Bank Retirement 401(k) Plan (the "Retirement Plan") is a qualified plan under the Internal Revenue Code which provides profit-sharing benefits to eligible Bank employees at least 18 years of age with not less than 3 months of service. Participating employees may elect to defer up to 15% of salary each pay period as a contribution to the Retirement Plan, and may make voluntary non-deductible contributions in amounts not to exceed 10% of the employee's aggregate compensation since the employee's date of entry into the Retirement Plan. Federal law limits the amounts which can be contributed annually by individual participants; the Bank is required by the Retirement Plan to make matching contributions equal to one-half of employee deferrals up to the first 6% of such deferrals, and in addition may declare year-end bonus and certain other discretionary contributions to all eligible participants. During 2003, the Bank's contributions to the Retirement Plan totaled approximately $41,000. Bank contributions pursuant to the Retirement Plan in 2003 for the benefit of the named individual executive officers of Bancorp are included in the Summary Compensation Table above.

Director Compensation

         Members of the Board of Directors of Bancorp accrued attendance fees of $650 per Board meeting and $250 per committee meeting attended through March 2003. Effective, April 2003 the Members of the Board of Directors were paid $2,000 per month. A total of $176,700 in directors' fees was paid during 2003. Bancorp's current practice is to pay directors' monthly.

Transactions with Management

         Some of the directors and officers of Bancorp and the companies with which those directors and officers are associated are customers of, and have had banking transactions with, Bancorp in the ordinary course of Bancorp's business, and Bancorp expects to have banking transactions with such persons in the future. In the opinion of Bancorp's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

         During 2003, the law firm of Freeman, D'Aiuto, Pierce and Gurev of which director Maxwell Freeman is a partner was paid $6,400 for legal services provided to the bank. In addition, companies in which director Steven Kikuchi is part owner were paid $139,000 and $11,000 for goods and services in connection with the construction of the Bancorp's new administrative headquarters. All of these transactions were reviewed and approved by the Board of Directors. The services and goods were all provide at current market rates.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's directors, executive officers and ten percent or more shareholders of Bancorp's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes of ownership of Bancorp's equity securities. Officers, directors and ten percent or more shareholders are required by regulation to furnish Bancorp with copies of all Section 16(a) forms they file. To Bancorp's knowledge, based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to Bancorp's directors, executive officers, and beneficial owners of 10% or more of Bancorp's equity securities appear to have been met.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Perry-Smith LLP ("Perry-Smith"), certified public accountants, serves Bancorp as its auditors at the direction of the board of directors and Audit Committee of Bancorp. It is anticipated that a representative of Perry-Smith will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Audit Fees

         The aggregate fees billed by Perry-Smith for professional services rendered for the audit of Bancorp's annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in Bancorp's Quarterly Reports on Form 10-Q for that fiscal year were $86,400; related fees for the year ended December 31, 2002 were $72,500. These amounts represented 81% and 64%, respectively, of the total fee paid to Perry-Smith during these years

Tax Fees

         The aggregate fees billed by Perry-Smith for professional services rendered to Bancorp, including tax preparation and advice for the fiscal year ended December 31, 2003 were $17,000; related fees for the year ended December 31, 2002 were $10,000. These amounts represented 16% and 8%, respectively, of the total fee paid to Perry-Smith during these years

All Other Fees

         The aggregate fees billed by Perry-Smith for services rendered to Bancorp, other than the audit services and tax services described above, for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,800 and $31,500, respectfully. Those amount represented 4% and 28%, respectively of the total fees paid o Perry-Smith during these years. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         Before each professional service provided by Perry-Smith was rendered to Bancorp, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

                              SHAREHOLDER PROPOSALS

         Next year's Annual Meeting of Shareholders of Bancorp is scheduled be held on May 12, 2005. Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders which is desired to be presented in Bancorp's Proxy Statement with respect to such meeting, should mail such proposal by certified mail, return receipt requested, to Pacific State Bancorp, 1899 W. March Lane, Stockton, California 95207, Attention: Dr. Harold Hand, Chairman of the Board. All such proposals must be received by Bancorp not later than December 7, 2004. Management of Bancorp will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the deadline. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, and regulations adopted there under.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in this enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

Stockton, California

April 5, 2004                                              PACIFIC STATE BANCORP

         A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K WILL BE MAILED FREE OF CHARGE TO ANY SHAREHOLDER UPON REQUEST. REQUESTS MAY BE MADE BY TELEPHONE AT
(209) 870-3200 OR BY LETTER ADDRESSED TO PACIFIC STATE BANCORP, 1899 W. MARCH LANE, STOCKTON, CALIFORNIA 95207.

                                                                 REVOCABLE PROXY

                              PACIFIC STATE BANCORP

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2004

         The undersigned holder of Common Stock, revoking any Proxy heretofore given, hereby constitutes and appoints Steven A. Rosso and Steven J. Kikuchi and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Pacific State Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Pacific State Bancorp, to be held Thursday, May 13, 2004, at 6 South El Dorado Street, Stockton, California, at 4:30 p.m. or at any adjournments thereof, upon the following items and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

         1.       To elect as Directors the nominees set forth below.

                  [ ]      FOR ALL nominees listed to the left (except as marked
                           to the contrary below).
                  [ ]      WITHHOLD AUTHORITY to vote for all nominees listed.


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                           Michael L. Dalton             Yosh Mataga
                           Maxwell M. Freeman            Steven A. Rosso
                           Harold Hand                   Gary A. Stewart
                           Patricia Ann Hatton           Kathleen Verner
                           Steven J. Kikuchi             Philip B. Wallace

                           [ ] Yes         [ ] No        [ ] Abstain

         2. In their discretion, to transact such other business as may properly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

SHAREHOLDER(S)                               Number. of Common Shares

_______________________________              ___________________________________

_______________________________              ___________________________________

Date:  ________________________              Please date and sign exactly as
                                             your name(s) appears. When signing
                                             as attorney, executor,
                                             administrator, trustee, or
                                             guardian, please give full title.
                                             If more than one trustee, all
                                             should sign. All joint owners
                                             should sign. WHETHER OR NOT YOU
                                             PLAN TO ATTEND THIS MEETING, PLEASE
                                             SIGN AND RETURN THIS PROXY AS
                                             PROMPTLY AS POSSIBLE IN THE
                                             ENCLOSED POST-PAID ENVELOPE.

                                             I/we do [ ] or do not [ ] expect to
                                             attend this meeting.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.